AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                            RETIREMENT PLAN AGREEMENT


This Amendment, made and entered into this 5th day of December, 2003, by and between Ameriana Bank and Trust, SB, a Bank organized and existing under the laws of the State of Indiana, hereinafter referred to as the, "Bank", and Harry
J. Bailey, a Key Employee and Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend Executive Supplemental Retirement Plan Agreement as specifically set forth herein pursuant to the provisions of said Agreements. The Agreement shall be amended as follows:

     I.   Executive Supplemental Retirement Plan Agreement.
          -------------------------------------------------

     1.) Subparagraph I (D) titled, "Termination of Service", shall be deleted in its entirety and replaced with the following:

          D.   Termination of Service:
               -----------------------

               Termination of Service shall mean:

               (i)  voluntary resignation of service by the Executive; or

               (ii) the Bank's discharge of the Executive without cause ["cause"
                    defined in Subparagraph III (D) hereinafter], prior to the Normal Retirement Age [described in Subparagraph I (J) hereinafter].

     2). Subparagraph III (B) titled, "Termination of Service", shall be deleted in its entirety and replaced with the following:

          B.   Termination of Service:
               -----------------------

               Subject to Subparagraph III (D), should the Executive suffer a Termination of Service [defined in Subparagraph I (D) (i)], the Executive shall be entitled to receive five percent (5%) times the number of full years the Executive has served the Bank from the Executive's fifth anniversary of service from the original Effective Date of this Agreement (to a maximum of 100%), times the balance in the Pre-Retirement Account paid over ten (10) years in equal installments commencing at the Normal Retirement Age [Subparagraph I (J)]. In addition to these payments and commencing in the Plan Year in which the Executive attains Normal Retirement Age, five percent (5%) times the number of


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               full years the Executive has served the Bank from the Executive's fifth anniversary of service from the original Date of this Agreement (to a maximum of 100%), times the Index Retirement Benefit for each year shall be paid to the Executive until the Executive's death.

               Subject to Subparagraph III (D), should the Executive suffer a Termination of Service [defined in Subparagraph I (D) (ii)], the Executive shall be entitled to receive ten percent (10%) times the number of full years the Executive has served the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account paid over ten (10) years in equal installments commencing at the Normal Retirement Age [Subparagraph I (J)]. In addition to these payments and commencing in the Plan Year in which the Executive attains Normal Retirement Age, ten percent (10%) times the number of full years the Executive has served the Bank (to a maximum of 100%), times the Index Retirement Benefit for each year shall be paid to the Executive until the Executive's death.


This Amendment shall be effective the 24th day of November 2003. To the extent that any paragraph, term, or provision of said Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said May 6, 1999 Agreement.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                                            AMERIANA BANK AND TRUST, SB
                                            New Castle, Indiana


/s/ Nancy A Rogers                      By: /s/ Paul W. Prior, Chairman
------------------------------------       ----------------------------
 Witness                                                      Title


/s/ Davena K. Littrell                  /s/ Harry J. Bailey
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Witness                                        Harry J. Bailey